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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                Current Report Pursuant to Section 13 or 15(d)
                                      of
                      The Securities Exchange Act of 1934



                        Date of Report: June 23, 2000


                            COLORADO MEDTECH, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)

        Colorado                       000-12471                  84-0731006
----------------------------           ---------             -------------------
(State or other jurisdiction       (Commission File            I.R.S. Employer
     of incorporation)                   Number)             Identification No.)

                              6175 Longbow Drive
                            Boulder, Colorado 80301
                            -----------------------
         (Address, including zip code, of principal executive offices)


                                (303) 530-2660
                                --------------
                        (Registrant's telephone number,
                             including area code)
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Item 5.  Other Events.

     On June 23, 2000, the board of directors of Colorado MEDtech, Inc. adopted amended and restated bylaws, filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

     No.  Description
     ---  -----------

     3.2  Amended and Restated Bylaws of Colorado MEDtech, Inc.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 23rd day of June, 2000.


                                        COLORADO MEDTECH, INC.


                                        By:  /s/ John V. Atanasoff
                                           -----------------------------------
                                             John V. Atanasoff
                                             Chief Executive Officer

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